Prospectus Supplement

(To Prospectus dated April 11, 2019)

Eaton Vance Enhanced Equity Income Fund II

Up to 3,584,261 Common Shares

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-termtrust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Eaton Vance Enhanced Equity Income Fund II (the “Fund,” “we,” or “our”) is a diversified, closed-end management investment company which commenced operations on January 31, 2005. Our primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks.

The Fund has entered into a distribution agreement dated April 11, 2019 (the “Distribution Agreement”) with Eaton Vance Distributors, Inc. (the “Distributor”) relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus dated April 11, 2019. The Distributor has entered into a dealer agreement, dated April 11, 2019, (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Fund relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Dealer Agreement, we may offer and sell our Common Shares, $0.01 par value per share, from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

Our Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “EOS.” As of April 9, 2019, the last reported sale price for our Common Shares on the NYSE was $16.77 per share.

Sales of our Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

The Fund will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. In connection with the sale of the Common Shares on the Fund’s behalf, the Distributor may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of the Dealer may be deemed to be underwriting commissions or discounts.

The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

Investing in our securities involves certain risks. You could lose some or all of your investment. See “Investment Objectives, Policies and Risks” beginning on page 18 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus Supplement dated April 11, 2019

This Prospectus Supplement, together with the accompanying Prospectus, sets forth concisely the information about the Fund that you should know before investing. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information, before deciding whether to invest in our securities. You should retain the accompanying Prospectus and this Prospectus Supplement for future reference. A Statement of Additional Information, dated April 11, 2019, as supplemented from time to time, containing additional information about the fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are part of a “shelf” registration statement that we filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the Statement of Additional Information, you should rely on this Prospectus Supplement. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 40 of the accompanying Prospectus, request a free copy of our annual and semi-annual reports, request other information or make shareholder inquiries, by calling toll-free 1-800-262-1122 or by writing to the Fund at Two International Place, Boston, Massachusetts 02110. The Fund’s annual and semi-annual reports also are available on our website at http://www.eatonvance.com and on the SEC’s website, as described below, where the Fund’s Statement of Additional Information can be obtained. Information included on our website does not form part of this Prospectus Supplement or the accompanying Prospectus. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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TABLE OF CONTENTS

You should rely only on the information contained in, or incorporated by reference into, this Prospectus Supplement and the accompanying Prospectus in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus Supplement and the accompanying Prospectus is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus Supplement or the date of its description in the accompanying Prospectus.

Prospectus Supplement

Prospectus Supplement Summary	1
Capitalization	2
Summary of Fund Expenses	3
Market and Net Asset Value Information	4
Use of Proceeds	5
Plan of Distribution	6
Legal Matters	6
Available Information	7

Prospectus

Prospectus Summary	5
Summary of Fund Expenses	14
Financial Highlights and Investment Performance	15
The Fund	18
Use of Proceeds	18
Investment Objectives, Policies and Risks	18
Management of the Fund	29
Plan of Distribution	30
Distributions	31
Federal Income Tax Matters	32
Dividend Reinvestment Plan	35
Description of Capital Structure	35
Custodian and Transfer Agent	39
Legal Opinions	39
Reports to Shareholders	39
Independent Registered Public Accounting Firm	39
Additional Information	39
Table of Contents for the Statement of Additional Information	40
The Fund’s Privacy Policy	41

Until May 6, 2019 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver the Prospectus and this Prospectus Supplement. This requirement is in addition to the dealers’ obligation to deliver the Prospectus and this Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

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CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Investment Objectives, Policies and Risks” section of the accompanying Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are excluded from the safe harbor protection provided by section 27A of the 1933 Act.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Investment Objectives, Policies and Risks” section of the accompanying Prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

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Prospectus Supplement Summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus Supplement and in the accompanying Prospectus and in the Statement of Additional Information.

THE FUND

Eaton Vance Enhanced Equity Income Fund II (the “Fund,” “we,” or “our”) is a diversified, closed-end management investment company, which commenced operations January 31, 2005. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. Investments are based on Eaton Vance Management’s (‘‘Eaton Vance’’ or the ‘‘Adviser’’) internal research and ongoing company analysis, which is generally not available to individual investors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

THE ADVISER

Eaton Vance acts as the Fund’s investment adviser under an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of January 31, 2019, Eaton Vance and its affiliates managed approximately $444.7 billion of fund and separate account assets on behalf of clients, including approximately $117.0 billion in equity assets. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Fund’s Board, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 1.00% of the average weekly gross assets of the Fund. Gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. During any future periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

THE OFFERING

The Fund has entered into a distribution agreement dated April 11, 2019 (the “Distribution Agreement”) with Eaton Vance Distributors, Inc. (the “Distributor”) relating to the common shares of beneficial interest (the “Common Shares”) offered by this Prospectus Supplement and the accompanying Prospectus dated April 11, 2019 (the “Offering”). The Distributor has entered into a dealer agreement dated April 11, 2019 (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Fund relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Dealer Agreement, the Fund may offer and sell up to 3,584,261 Common Shares, par value $0.01 per Common Share, from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares.

Offerings of the Common Shares will be subject to the provisions of the 1940 Act, which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of the company’s common shares (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances.

1

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the New York Stock Exchange (“NYSE”) or sales made to or through a market maker other than on an exchange. The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a Prospectus and an accompanying Prospectus Supplement describing the method and terms of the offering of Common Shares.

LISTING AND SYMBOL

The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “EOS.” Any new Common Shares offered and sold hereby are expected to be listed on the NYSE and trade under this symbol. The net asset value of the Common Shares on April 9, 2019 was $16.78 per share. As of April 9, 2019, the last reported sale price for the Common Shares was $16.77.

USE OF PROCEEDS

The Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in accordance with its investment objectives and policies as described in the accompanying Prospectus under “Investment Objectives, Policies and Risks” as soon as practicable, but in no event, assuming normal market conditions, later than three months after receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash and/or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to the holders of Common Shares (“Common Shareholders”) or result in a distribution consisting principally of a return of capital.

Capitalization

We may offer and sell up to 3,584,261 of our Common Shares, $0.01 par value per share, from time to time through the Dealer as sub-placement agent under this Prospectus Supplement and the accompanying Prospectus. There is no guarantee that there will be any sales of our Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus.

The table below assumes that we will sell 3,584,261 Common Shares at a price of $16.77 per share (the last reported sale price per share of our Common Shares on the NYSE on April 9, 2019). Actual sales, if any, of our Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than $16.77 per share, depending on the market price of our Common Shares at the time of any such sale. To the extent that the market price per share of our Common Shares on any given day is less than the net asset value per share on such day, we will instruct the Dealer not to make any sales on such day.

2

The following table sets forth our capitalization:

• on a historical basis as of December 31, 2018 (audited); and

• on a pro forma as adjusted basis to reflect the assumed sale of 3,584,261 Common Shares at $16.77 per share (the last reported sale price for our Common Shares on the NYSE on April 9, 2019), in an offering under this Prospectus Supplement and the accompanying Prospectus, after deducting the assumed commission of $601,081 (representing an estimated commission to the Distributor of 1.00% of the gross proceeds of the sale of Common Shares, of which a certain percentage will be paid to the Dealer in connection with sales of Common Shares effected in this offering).

	As of December 31, 2018 (audited)	Pro Forma (unaudited)
	Actual	As adjusted
Net assets	$ 707,576,872	$ 767,083,848
$0.01 par value per share of common shares outstanding	$ 477,594	$ 513,437
Additional paid-in capital	$ 481,836,193	$ 541,343,169
Distributable earnings	$ 225,263,085	$ 225,263,085
Net assets	$ 707,576,872	$ 767,083,848
Net asset value per share	$ 14.82	$ 14.94
Common shares issued and outstanding	47,759,423	51,343,684

Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The table shows Fund expenses as a percentage of net assets attributable to Common Shares(1) for the year ended December 31, 2018.

Common Shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	0%(1)
Offering expenses (as a percentage of offering price)	None(2)
Dividend reinvestment plan fees	5.00(3)

Annual expenses	Percentage of net assets attributable to Common Shares(4)
Investment advisory fee	1.00%(5)
Other expenses	0.10%
Total annual Fund operating expenses	1.10%

3

EXAMPLE

The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 1.10% of net assets attributable to Common Shares in years 1 through 10; (ii) a sales load of 1.00%; (iii) a 5% annual return; and (iv) all distributions are reinvested at NAV:

1 Year	3 Years	5 Years	10 Years
$21	$45	$70	$143

The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distributions” and “Dividend Reinvestment Plan.” The example does not include estimated offering costs, which would cause the expenses shown in the example to increase.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

___________________

(1)	Represents the estimated commission with respect to the Fund’s Common Shares being sold in this offering. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under “Capitalization” above. In addition, the price per share of any such sale may be greater or less than the price set forth under “Capitalization” above, depending on market price of the Fund’s Common Shares at the time of any such sale.
(2)	Eaton Vance will pay the expenses of the Offering (other than the applicable commissions); therefore, Offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including this Prospectus Supplement and the accompanying Prospectus and the Statement of Additional Information), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the Prospectus Supplement, the accompanying Prospectus, the Statement of Additional Information and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering.
(3)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)	Stated as percentage of average net assets attributable to Common Shares for the year ended December 31, 2018.
(5)	The advisory fee paid by the Fund to the Adviser is based on the average weekly gross assets of the Fund, including all assets attributable to any form of investment leverage that the Fund may utilize. Accordingly, if the Fund were to increase investment leverage in the future, the advisory fee will increase as a percentage of net assets. Pursuant to the investment advisory agreement between the Fund and the Adviser, the fee is computed at an annual rate of 1.00% of the Fund’s average weekly gross assets and is payable monthly.

Market and Net Asset Value Information

Our Common Shares are listed on the NYSE under the symbol “EOS.” Our Common Shares commenced trading on the NYSE in 2005.

Our Common Shares have traded both at a premium and a discount to net asset value or NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of Common Shares may have an adverse effect on prices in the secondary market for our Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for our Common Shares. Shares of Common Stock of closed-end investment companies frequently trade at a discount from NAV. See “Prospectus Summary—Special Risk Considerations—Discount from or premium to NAV” on page 9 of the accompanying Prospectus.

4

The following table sets forth for the period indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading as of the same date. NAV is determined no less frequently than daily, generally on each day of the week that the NYSE is open for trading. See “Determination of Net Asset Value” on page 18 of the accompanying Statement of Additional Information for information as to the determination of the Fund’s net asset value.

	Market Price		NAV per Share on Date of Market Price		NAV Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
March 31, 2019	17.08	14.72	16.50	14.81	3.52%	(0.61)%

The last reported sale price, NAV per Common Share and percentage premium/(discount) to NAV per Common Share on April 9, 2019, were $16.77, $16.78 and (0.06)% respectively.

As of April 9, 2019, the Fund had net assets of approximately $801,709,047. The following table provides information about our outstanding Common Shares as of April 9, 2019:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	47,790,151

Use of Proceeds

Sales of our Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of our Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of our Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth below in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of our Common Shares at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $16.77 per share for our Common Shares on the NYSE as of April 9, 2019, we estimate that the net proceeds of this offering will be approximately $59,506,976 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

Subject to the remainder of this section, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in accordance with its investment objectives and policies as described in the accompanying Prospectus under “Investment Objectives, Policies and Risks” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

5

Plan of Distribution

Under the Dealer Agreement between the Distributor and the Dealer, upon written instructions from the Distributor, the Dealer will use its reasonable best efforts, to sell, as sub-placement agent, the Common Shares under the terms and subject to the conditions set forth in the Dealer Agreement. The Dealer’s solicitation will continue until the Distributor instructs the Dealer to suspend the solicitations and offers. The Distributor will instruct the Dealer as to the amount of Common Shares to be sold by the Dealer. The Distributor may instruct the Dealer not to sell Common Shares if the sales cannot be effected at or above the price designated by the Distributor in any instruction. To the extent that the market price per share of the Fund’s Common Shares on any given day is less than the net asset value per share on such day, the Distributor will instruct the Dealer not to make any sales on such day. The Distributor or the Dealer may suspend the offering of Common Shares upon proper notice and subject to other conditions.

The Dealer will provide written confirmation to the Distributor following the close of trading on the day on which Common Shares are sold under the Dealer Agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Distributor to the Dealer in connection with the sales.

The Fund will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1.00% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer for its services in acting as sub-placement agent in the sale of Common Shares out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. There is no guarantee that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than the price set forth in this paragraph, depending on the market price of Common Shares at the time of any such sale. Eaton Vance will pay the expenses of the Offering (other than the applicable commissions).

Settlement for sales of Common Shares will occur on the second trading day following the date on which such sales are made, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

The Distributor has agreed to provide indemnification and contribution to the Dealer against certain civil liabilities, including liabilities under the 1933 Act.

The Dealer Agreement will remain in full force and effect unless terminated by either party upon 30 days’ written notice to the other party.

The principal business address of the Dealer is 1285 Avenue of the Americas, New York, NY 10019.

The Dealer and its affiliates hold or may hold in the future, directly or indirectly, investment interests in the Distributor and its funds. The interests held by the Dealer or its affiliates are not attributable to, and no investment discretion is held by, the Dealer or its affiliates.

Legal Matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by internal counsel for Eaton Vance.

6

Available Information

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. These documents are available on the SEC’s EDGAR system.

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information do not contain all of the information in our registration statement, including amendments, exhibits, and schedules that the Fund has filed with the SEC (File No. 333-229448). Statements in this Prospectus Supplement and the accompanying Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

7

BASE PROSPECTUS

Up to 7,168,522 Shares

Eaton Vance Enhanced Equity Income Fund II

Common Shares

Important Note.  Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST.  If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Investment Objectives and Policies. Eaton Vance Enhanced Equity Income Fund II (the “Fund”) is a diversified, closed-end management investment company, which commenced operations on January 31, 2005. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks. Under normal market conditions, the Fund seeks to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities, although on up to 5% of the Fund’s net assets, the Fund may sell the stock underlying a call option prior to purchasing back the call option. Such sales shall occur no more than three days before the option buy back. There can be no assurance that the Fund will achieve its investment objectives.

Investment Adviser. The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of January 31, 2019, Eaton Vance and its affiliates managed approximately $444.7 billion of fund and separate account assets on behalf of clients, including approximately $117.0 billion in equity assets.

The Offering. The Fund may offer, from time to time, in one or more offerings (each, an “Offering”), the Fund’s common shares of beneficial interest, $0.01 par value (“Common Shares”). Common Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the Offering identifies any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular Offering of the Common Shares. (continued on inside cover page)

The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

Investing in shares involves certain risks. See “Investment Objectives, Policies and Risks” beginning at page 18.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(continued from previous page)

Portfolio contents. Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. For the purposes of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes. Normally, the Fund invests primarily in common stocks of mid- and large-capitalization issuers. The Fund generally invests in common stocks on which exchange traded call options are currently available. The Fund invests primarily in common stocks of U.S. issuers, although the Fund may invest up to 25% of its total assets in securities of foreign issuers.

Under normal market conditions, the Fund pursues its primary investment objective principally by employing an options strategy of writing (selling) covered call options on a substantial portion of its portfolio, although on up to 5% of the Fund’s net assets, the Fund may sell the stock underlying a call option prior to purchasing back the call option. Such sales shall occur no more than three days before the option buy back.

The extent of option writing activity depends upon market conditions and the Adviser’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. Writing call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Depending on the Adviser’s evaluation, the Fund may write call options on varying percentages of the Fund’s common stock holdings. The Fund seeks to generate current earnings from option writing premiums and, to a lesser extent, from dividends on stocks held. The Fund’s call option-writing program seeks to achieve a high level of net option premiums, while maintaining the potential for capital appreciation in each stock on which options are written up to a defined target price for that stock determined by the Adviser.

The Fund may in certain circumstances purchase put options on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) and other broad-based securities indices deemed suitable for this purpose, and/or on individual stocks held in its portfolio or use other derivative instruments in order to help protect against a decline in the value of its portfolio securities.

During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objectives, principal strategies and other policies.

Exchange listing. As of April 9, 2019, the Fund had 47,790,151 Common Shares outstanding. The Fund’s Common Shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “EOS.” As of April 9, 2019, the last reported sales price of a Common Share of the Fund on the NYSE was $16.77 Common Shares offered and sold pursuant to this Registration Statement will also be listed on the NYSE and trade under this symbol.

The Fund’s net asset value and distribution rate will vary and may be affected by numerous factors, including changes in stock prices, option premiums, market interest rates, dividend rates and other factors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

This Prospectus, together with any applicable Prospectus Supplement, sets forth concisely information you should know before investing in the shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated April 11, 2019, has been filed with the SEC and can be obtained without charge by calling 1-800-262-1122 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page 40 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials on the EDGAR database on the SEC’s internet site (http://www.sec.gov); or by electronic mail at publicinfo@sec.gov. The Fund’s principal address is Two International Place, Boston, MA 02110, and its telephone number is 1-800-262-1122.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

Eaton Vance Enhanced Equity Income Fund II	2	Prospectus dated April 11, 2019

Table of Contents

Prospectus Summary	5
Summary of Fund Expenses	14
Financial Highlights and Investment Performance	15
The Fund	18
Use of Proceeds	18
Investment Objectives, Policies and Risks	18
Management of the Fund	29
Plan of Distribution	30
Distributions	31
Federal Income Tax Matters	32
Dividend Reinvestment Plan	35
Description of Capital Structure	35
Custodian and Transfer Agent	39
Legal Opinions	39
Reports to Shareholders	39
Independent Registered Public Accounting Firm	39
Additional Information	39
Table of Contents for the Statement of Additional Information	40
The Fund’s Privacy Policy	41
Eaton Vance Enhanced Equity Income Fund II	3	Prospectus dated April 11, 2019

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus, any accompanying Prospectus Supplement and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus as well as in any accompanying Prospectus Supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Investment objectives, policies and risks” section of this Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus or any accompanying Prospectus Supplement are made as of the date of this Prospectus or the accompanying Prospectus Supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus, any accompanying prospectus supplement and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Investment objectives, policies and risks” section of this Prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

Prospectus dated April 11, 2019

Eaton Vance Enhanced Equity Income Fund II	4	Prospectus dated April 11, 2019

Prospectus Summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus, in any related Prospectus Supplement, and in the Statement of Additional Information.

THE FUND

Eaton Vance Enhanced Equity Income Fund II (the “Fund”) is a diversified, closed-end management investment company, which commenced operations January 31, 2005. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. Investments are based on Eaton Vance Management’s (‘‘Eaton Vance’’ or the ‘‘Adviser’’) internal research and ongoing company analysis, which is generally not available to individual investors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

THE OFFERING

The Fund may offer, from time to time, in one or more offerings (each, an “Offering”), up to 7,168,522 of the Fund’s common shares of beneficial interest, $0.01 par value (“Common Shares”), on terms to be determined at the time of the Offering. The Common Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. See “Plan of Distribution.” The Fund may not sell any of Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular Offering of Common Shares.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks. Under normal market conditions, the Fund seeks to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities, although on up to 5% of the Fund’s net assets, the Fund may sell the stock underlying a call option prior to purchasing back the call option. Such sales shall occur no more than three days before the option buy back. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. For the purposes of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes. Normally, the Fund invests primarily in common stocks of mid- and large-capitalization issuers. The Fund generally invests in common stocks on which exchange traded call options are currently available. The Fund invests primarily in common stocks of U.S. issuers, although the Fund may invest up to 25% of its total assets in securities of foreign issuers, including American Depositary Receipts (‘‘ADRs’’), Global Depositary Receipts (‘‘GDRs’’) and European Depositary Receipts (‘‘EDRs’’).

Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400 Index. As of March 29, 2019, the median market capitalization of companies in the S&P MidCap 400 Index was approximately $4.1 billion. Eaton Vance generally considers large-capitalization companies to be those companies having market capitalizations equal to or greater than the median market capitalization of the companies included in the S&P 500. As of March 29, 2019, the median market capitalization of companies in the S&P 500 was approximately $21.5 billion.

Under normal market conditions, the Fund pursues its primary investment objective principally by employing an options strategy of writing (selling) covered call options on a substantial portion of its portfolio securities, although on up to 5% of the Fund’s net assets, the Fund may sell the stock underlying a call option prior to purchasing back the call option. Such sales shall occur no more than three days before the option buy back. The extent of option writing activity will depend upon market conditions and the Adviser’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. Writing call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Depending on the Adviser’s evaluation, the Fund may write call options on varying percentages of the Fund’s common stock holdings. The Fund seeks to generate current earnings from option writing premiums and, to a lesser extent, from dividends on stocks held. The Fund may in certain circumstances purchase put options on the S&P 500 and other broad-based securities indices deemed suitable for this purpose, and/or on individual stocks held in its portfolio or use other derivative instruments in order to help protect against a decline in the value of its portfolio securities.

Eaton Vance Enhanced Equity Income Fund II	5	Prospectus dated April 11, 2019

The Fund’s investments are normally invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry or group of industries.

During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objectives, principal strategies and other policies.

INVESTMENT SELECTION STRATEGIES

A team of Eaton Vance investment professionals with extensive experience in equity research and management is responsible for the overall management of the Fund’s investments. The Fund’s investments are actively managed, and securities and other investments may be bought or sold on a daily basis.

The Adviser believes that a strategy combining active equity portfolio management with a systematic program of call option writing can provide potentially attractive long-term returns. The Adviser further believes that a strategy of owning common stocks in conjunction with writing call options on a substantial portion of the stocks held should generally provide returns that are superior to simply owning the same stocks under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Adviser’s opinion, only in more strongly rising equity markets would the stock-plus-calls strategy generally be expected to underperform the stocks held. For these purposes, the Adviser considers more strongly rising equity market conditions to exist whenever the current annual rate of return for U.S. stocks materially exceeds the long-term historical average of stock market returns. The Adviser considers moderately rising equity market conditions to exist whenever current annual returns on U.S. common stocks are positive, but not materially higher than the long-term historical average of stock market returns.

Investment decisions for the Fund will be made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the Adviser’s research staff in making investment decisions. In selecting investments for the Fund, the Adviser considers a variety of issuer characteristics such as sustainable competitive advantage, predictable and dependable cash flows, high quality management teams and solid balance sheets. Many of these considerations are subjective. In addition to its careful research based analysis in selecting investments for the Fund, the Adviser also places a strong emphasis on the ongoing evaluation of portfolio holdings and the appropriate time and circumstances to sell or reduce a holding. In this regard, the Adviser may sell a stock when it believes it is fully valued, the fundamentals of a company deteriorate, a stock’s price falls below its acquisition cost, management fails to execute its strategy or to pursue other more attractive investment opportunities, among other reasons.

The Fund writes primarily exchange-listed call options on individual stocks held in the Fund’s portfolio, primarily with shorter maturities (typically one to three months until expiration) and primarily at exercise prices approximately equal to or above the current stock price when written. When an option-writing program is established for a particular stock, options will typically be written on a portion of the total stock position, which may allow for upside potential. If the stock price increases, the Fund normally looks to buy back the call options written and to sell new call options at higher exercise prices (up to the target price determined by the Adviser) as a risk management tool. If the stock price declines, the Fund normally seeks to buy back the call options written or let the calls expire worthless at expiration. The Fund may also write call options with different characteristics and managed differently than described in this paragraph.

In addition to the strategy of selling covered call options, the Fund may invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund’s total assets may be invested in such derivative instruments acquired for non-hedging purposes. Among other derivative strategies, the Fund may purchase put options on the S&P 500 and other broad-based securities indices deemed suitable for this purpose, and/or on individual stocks held in its portfolio or use other derivative instruments in order to help protect against a decline in the value of its portfolio securities. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

The foregoing policies relating to investment in common stocks and options writing are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. See “Additional Investment Practices.”

LISTING

As of April 9, 2019, the Fund had 47,790,151 Common Shares outstanding. The Fund’s Common Shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “EOS.” As of April 9, 2019, the last reported sales price of a Common Share of the Fund on the NYSE was $16.77 Common Shares offered and sold pursuant to this Registration Statement will also be listed on the NYSE and trade under this symbol.

Eaton Vance Enhanced Equity Income Fund II	6	Prospectus dated April 11, 2019

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance, a wholly-owned subsidiary of Eaton Vance Corp., is the Fund’s investment adviser and administrator. As of January 31, 2019, Eaton Vance and its affiliates managed approximately $444.7 billion of fund and separate account assets on behalf of clients, including approximately $117.0 billion in equity assets.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares being offered under this Prospectus in any one or more of the following ways: (i) directly to purchasers; (ii) through agents; (iii) to or through underwriters; or (iv) through dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale.

The Fund may distribute Common Shares from time to time in one or more transactions at: (i) a fixed price or prices that may be changed; (ii) market prices prevailing at the time of sale; (iii) prices related to prevailing market prices; or (iv) negotiated prices; provided, however, that in each case the offering price per Common Share (less any underwriting commission or discount) must equal or exceed the NAV per Common Share.

The Fund from time to time may offer its Common Shares through or to certain broker-dealers, including UBS Securities LLC, that have entered into selected dealer agreements relating to at-the-market offerings.

The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a Prospectus Supplement relating to such Offering, name any agent that could be viewed as an underwriter under the 1933 Act, and describe any commissions the Fund must pay to such agent(s). Any such agent will be acting on a reasonable best efforts basis for the period of its appointment or, if indicated in the applicable Prospectus Supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

If any underwriters or agents are used in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the Prospectus Supplement relating to such Offering their names and the terms of the Fund’s agreement with them.

If a dealer is utilized in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the 1933 Act. An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the 1933 Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

In order to facilitate the Offering of Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the Offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, Common Shares or any such other Common Shares in the open market. Finally, in any Offering of Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in the Offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this Prospectus and the applicable Prospectus Supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of securities, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of securities. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement or other offering materials (or a post-effective amendment).

Eaton Vance Enhanced Equity Income Fund II	7	Prospectus dated April 11, 2019

The maximum amount of compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not exceed 8% of the initial gross proceeds from the sale of any security being sold with respect to each particular Offering of Common Shares made under a single Prospectus Supplement.

Any underwriter, agent or dealer utilized in the initial Offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.

DISTRIBUTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) pursuant to which the Fund makes monthly cash distributions to Common Shareholders, stated in terms of a fixed amount per common share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP. The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” In addition, a return of capital is treated as a non-dividend distribution for tax purposes, is not subject to current tax and reduces a shareholder’s tax cost basis in fund shares. With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Subject to its MDP, the Fund makes monthly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. The Fund’s distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

Common Shareholders may elect to automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Distributions” and “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, a Common Shareholder may elect to have all dividend and capital gain distributions automatically reinvested in additional Common Shares either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form. Common Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to them by American Stock Transfer & Trust Company, LLC, as dividend paying agent. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See “Dividend Reinvestment Plan.”

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

Eaton Vance Enhanced Equity Income Fund II	8	Prospectus dated April 11, 2019

However, common shares of closed-end funds frequently trade at a discount from their net asset value. Since inception, the market price of the Common Shares has fluctuated and at times traded below the Fund’s NAV, and at times has traded above NAV. In recognition of this possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Fund’s Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end investment company. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

SPECIAL RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or you may lose part or all of your investment.

Discount From or Premium to NAV. The Offering will be conducted only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Secondary Market for the Common Shares. The issuance of Common Shares through the Offering may have an adverse effect on the secondary market for the Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from the Offering may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued pursuant to the Offering at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. See “Dividend Reinvestment Plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

When the Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares of the Fund.

The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Adviser is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing (selling) call options on the equity securities held in the Fund’s portfolio, the capital appreciation potential of such securities will be limited to the difference between the exercise price of the call options written and the purchase price of the equity security underlying such options. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. Fixed-income markets may experience periods of relatively high volatility in an environment where U.S. treasury yields are rising.

Eaton Vance Enhanced Equity Income Fund II	9	Prospectus dated April 11, 2019

Issuer Risk. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Equity Risk. At least 80% of the Fund’s total assets will be invested in common stocks and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Risks Associated with Options on Securities. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an option has no control over when during the exercise period of the option it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position either, in the case of a call option written, by buying the option, or, in the case of a purchased put option, by selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the ‘‘OCC’’) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Eaton Vance Enhanced Equity Income Fund II	10	Prospectus dated April 11, 2019

The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that listed call options on individual common stocks generally trade in units representing 100 shares of the underlying stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions. The Fund will not write ‘‘naked’’ or uncovered call options.

If the Fund purchases put options for hedging or risk management purposes, the Fund will be subject to the following additional risks. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the stock or index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless. Stock market indices on which the Fund may purchase options positions likely will not mirror the Fund’s actual portfolio holdings. The effectiveness of index put options as hedges against declines in the Fund’s stock portfolio will be limited to the extent that the performance of the underlying index does not correlate with that of the Fund’s holdings.

Risks of Investing in Mid-Cap Companies. The Fund may invest substantially in companies whose market capitalization is considered middle sized or ‘‘mid-cap.’’ Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Risks of Growth Stock Investing. The Fund invests substantially in stocks with ‘‘growth’’ characteristics. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Foreign Investment Risk. The Fund may have substantial exposure to foreign securities. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions for, or loss of certificates of, portfolio securities. Payment for securities before delivery may be

Eaton Vance Enhanced Equity Income Fund II	11	Prospectus dated April 11, 2019

required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

Interest Rate Risk. The level of premiums from call options writing and the amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. Any preferred stocks paying fixed dividend rates in which the Fund invests, will likely change in value as market interest rates change. When interest rates rise, the market value of such securities generally will fall. To the extent that the Fund invests in preferred stocks, the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Sector Risk. The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy (a broad based economic segment that may include many distinct industries) if companies in that industry or sector meet the Fund’s investment criteria. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting these sectors. As the percentage of the Fund’s assets invested in a particular sector increases, so does the potential for fluctuation in the net asset value of Common Shares. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry or group of industries.

Derivatives Risk. In addition to writing call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity Risk. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchased their Common Shares in this offering and sell their Common Shares below net asset value will be reduced.

Eaton Vance Enhanced Equity Income Fund II	12	Prospectus dated April 11, 2019

Financial Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.

Market Disruption. Instability in the Middle East, the wars in Afghanistan, Iraq and Libya, geopolitical tensions elsewhere and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See “Description of Capital Structure – Anti-Takeover Provisions in the Declaration of Trust.”

Eaton Vance Enhanced Equity Income Fund II	13	Prospectus dated April 11, 2019

Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a holder of Common Shares (“Common Shareholder”), would bear directly or indirectly. The table shows Fund expenses as a percentage of net assets attributable to Common Shares(1) for the year ended December 31, 2018.

Common Shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	0(1)
Offering expenses (as a percentage of offering price)	None(2)
Dividend reinvestment plan fees	$5.00(3)

Annual expenses	Percentage of net assets attributable to Common Shares(4)
Investment advisory fee	1.00%(5)
Other expenses	0.10%
Total annual Fund operating expenses	1.10%

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
(2)	The Adviser will pay the expenses of the Offering (other than the applicable commissions); therefore, Offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including this Prospectus and the Statement of Additional Information), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering.
(3)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)	Stated as a percentage of average net assets attributable to Common Shares for the year ended December 31, 2018.
(5)	The advisory fee paid by the Fund to the Adviser is based on the average daily gross assets of the Fund, including all assets attributable to any form of investment leverage that the Fund may utilize. Accordingly, if the Fund were to utilize investment leverage in the future, the advisory fee will increase as a percentage of net assets.

EXAMPLE

The following Example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 1.10% of net assets attributable to Common Shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:

1 Year	3 Years	5 Years	10 Years
$11	$35	$61	$134

The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distributions” and “Dividend Reinvestment Plan.” The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Eaton Vance Enhanced Equity Income Fund II	14	Prospectus dated April 11, 2019

Financial Highlights and Investment Performance

FINANCIAL HIGHLIGHTS

This table details the financial performance of the Common Shares, including total return information showing how much an investment in the Fund has increased or decreased each period. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value – Beginning of year	$ 15.770	$ 13.660	$ 14.410	$ 14.540	$ 14.170
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.027)	$ (0.023)	$ 0.025	$ 0.129	$ 0.024
Net realized and unrealized gain	0.127	3.183	0.275	0.791	1.396
Total income from operations	$ 0.100	$ 3.160	$ 0.300	$ 0.920	$ 1.420
Less Distributions
From net investment income	$ —	$ —	$ (0.054)	$ (0.128)	$ (0.205)
From net realized gain	(1.050)	(0.423)	(0.126)	(0.551)	(0.845)
Tax return of capital	—	(0.627)	(0.870)	(0.371)	—
Total distributions	$ (1.050)	$ (1.050)	$ (1.050)	$ (1.050)	$ (1.050)
Anti-dilutive effect of share repurchase program(1)	$ —	$ —	$ —	$ —	$ —
Net asset value – End of year	$ 14.820	$ 15.770	$ 13.660	$ 14.410	$ 14.540
Market value – End of year	$ 14.670	$ 15.220	$ 12.800	$ 13.640	$ 13.830
Total Investment Return on Net Asset Value(2)	0.21%	24.04%(4)	2.72%	6.87%	10.98%
Total Investment Return on Market Value(2)	2.78%	27.76%	1.68%	6.43%	15.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 707,577	$ 751,565	$ 651,080	$ 686,627	$ 693,110
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.10%	1.10%	1.11%	1.10%	1.11%
Net investment income (loss)	(0.17)%	(0.15)%	0.18%	0.88%	0.17%
Portfolio Turnover	44%	48%	58%	52%	77%

(See footnotes on next page.)

Eaton Vance Enhanced Equity Income Fund II	15	Prospectus dated April 11, 2019

Financial Highlights (continued)

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value – Beginning of year	$ 11.950	$ 11.750	$ 12.830	$ 13.040	$ 12.080
Income (Loss) From Operations
Net investment income(1)	$ 0.053	$ 0.045	$ 0.031	$ 0.067	$ 0.083
Net realized and unrealized gain (loss)	3.211	1.195	(0.005)	1.135	2.605
Total income from operations	$ 3.264	$ 1.240	$ 0.026	$ 1.202	$ 2.688
Less Distributions
From net investment income	$ (0.126)	$ (0.117)	$ (0.031)	$ (0.066)	$ (0.082)
From net realized gain	$ (0.924)	$ —	$ —	$ —	$ —
Tax return of capital	—	(0.942)	(1.075)	(1.346)	(1.646)
Total distributions	(1.050)	$ (1.059)	$ (1.106)	$ (1.412)	$ (1.728)
Anti-dilutive effect of share repurchase program(1)	$ 0.006	$ 0.019	$ —	$ —	$ —
Net asset value – End of year	$ 14.170	$ 11.950	$ 11.750	$ 12.830	$ 13.040
Market value – End of year	$ 12.990	$ 10.440	$ 10.210	$ 12.210	$ 14.320
Total Investment Return on Net Asset Value(2)	$ 29.60%	12.13%	1.06%	10.19%	25.19%
Total Investment Return on Market Value(2)	35.99%	12.74%	(7.73)%	(4.51)%	55.65%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 675,297	$ 572,036	$ 569,627	$ 622,073	$ 628,195
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.13%	1.12%	1.14%	1.13%	1.15%
Net investment income	0.41%	0.37%	0.25%	0.53%	0.69%
Portfolio Turnover	121%	45%	67%	49%	61%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.
(4)	During the year ended December 31, 2017, the Fund received a payment from an affiliate as reimbursement for certain losses. Excluding this payment, total return at net asset value would have been 23.72%.
Eaton Vance Enhanced Equity Income Fund II	16	Prospectus dated April 11, 2019

TRADING AND NAV INFORMATION

The Fund’s common shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The issuance of common shares may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund’s common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Considerations – Discount from or Premium to NAV”.

In addition, the Fund’s Board of Trustees has authorized the Fund to repurchase up to 10% of its outstanding common shares (as of the date of such authorization) in open-market transactions at a discount to NAV. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The results of the repurchase program are disclosed in the Fund’s annual and semi-annual reports to shareholders. See “Description of Capital Structure – Repurchase of Common Shares and Other Discount Measures.”

The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading as of such date.

	Market Price		NAV per Share on Date of Market Price		NAV Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
3/31/2019	17.08	14.72	16.50	14.81	3.52%	(0.61)%
12/31/2018	17.74	13.03	17.61	13.77	0.74%	(5.37)%
9/30/2018	17.94	16.90	17.63	16.76	1.76%	0.84%
6/30/2018	17.72	15.41	16.66	15.51	6.36%	(0.64)%
3/31/2018	16.76	15.00	16.96	15.85	(1.18)%	(5.36)%
12/31/2017	15.38	14.71	15.42	15.36	(0.26)%	(4.23)%
9/30/2017	15.21	14.49	15.20	14.88	0.07%	(2.62)%
6/30/2017	14.95	13.53	15.09	14.52	(0.93)%	(6.82)%
3/31/2017	13.70	12.88	14.69	13.82	(6.74)%	(6.80)%

The last reported sale price, NAV per share and percentage premium/(discount) to NAV per share of the Common Shares as of April 9, 2019 were $16.77, $16.78 and (0.06)%, respectively.

As of April 9, 2019, the Fund had net assets of $801,709,047. The following table provides information about our outstanding Common Shares as of April 9, 2019:

Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
Common Shares	Unlimited	0	47,790,151

The Fund

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on November 8, 2004 pursuant to an Agreement and Declaration of Trust, as amended August 11, 2008, governed by the laws of The Commonwealth of Massachusetts. The Fund’s principal office is located at Two International Place, Boston, Massachusetts 02110, and its telephone number is 1-800-262-1122.

Use of Proceeds

Subject to the remainder of this section, and unless otherwise specified in a Prospectus Supplement, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus in accordance with the Fund’s investment objectives and policies. The Fund anticipates that it will be possible to invest the proceeds of the Offering consistent with the Fund’s investment objective and policies as soon as practicable, but in no

Eaton Vance Enhanced Equity Income Fund II	17	Prospectus dated April 11, 2019

event, assuming normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in short-term money market instruments, securities with remaining maturities of less than one year, cash and/or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

Investment Objectives, Policies and Risks

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks,. Under normal market conditions, the Fund seeks to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities, although on up to 5% of the Fund’s net assets, the Fund may sell the stock underlying a call option prior to purchasing back the call option. Such sales shall occur no more than three days before the option buy back. There can be no assurance that the Fund will achieve its investment objectives.

PRIMARY INVESTMENT POLICIES

General Composition of the Fund. Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. For the purposes of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes. Normally, the Fund invests primarily in common stocks of mid- and large-capitalization issuers. The Fund generally invests in common stocks on which exchange traded call options are currently available. The Fund invests primarily in common stocks of U.S. issuers, although the Fund may invest up to 25% of its total assets in securities of foreign issuers, including American Depositary Receipts (‘‘ADRs’’), Global Depositary Receipts (‘‘GDRs’’) and European Depositary Receipts (‘‘EDRs’’).

Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400 Index. As of March 29, 2019, the median market capitalization of companies in the S&P MidCap 400 Index was approximately $4.1 billion. Eaton Vance generally considers large-capitalization companies to be those companies having market capitalizations equal to or greater than the median capitalization of the companies included in the S&P 500. As of March 29, 2019, the median market capitalization of companies in the S&P 500 was approximately $21.5 billion.

The Fund’s policy of investing, under normal market circumstances, at least 80% of its total assets in common stocks is not considered to be fundamental by the Fund and can be changed without a vote of the Fund’s shareholders. However, this policy may only be changed by the Fund’s Board of Trustees (the ‘‘Board’’) following the provision of 60 days prior written notice to the Fund’s shareholders.

Under normal market conditions, the Fund pursues its primary investment objective principally by employing an options strategy of writing (selling) covered call options on a substantial portion of its portfolio securities, although on up to 5% of the Fund’s net assets, the Fund may sell the stock underlying a call option prior to purchasing back the call option. Such sales shall occur no more than three days before the option buy back. The extent of option writing activity will depend upon market conditions and the Adviser’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. Writing call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Depending on the Adviser’s evaluation, the Fund may write call options on varying percentages of the Fund’s common stock holdings. The Fund seeks to generate current earnings from option writing premiums and, to a lesser extent, from dividends on stocks held.

The Fund may in certain circumstances purchase put options on the S&P 500 and other broad-based securities indices deemed suitable for this purpose, and/or on individual stocks held in its portfolio or use other derivative instruments in order to help protect against a decline in the value of its portfolio securities. The premiums paid to acquire any such put options will reduce the amounts available for distribution to Common Shareholders from options activities.

The Fund’s investments are normally invested across a broad range of industries and market sectors. The Fund may, however, invest up to any amount less than 25% of its total assets in the securities of issuers in any single industry or group of industries. See ‘‘Risk Considerations – Sector Risk.’’

During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objectives, principal strategies and other policies.

Investment Strategy. A team of Eaton Vance investment professionals with extensive experience in equity research and management is responsible for the overall management of the Fund’s investments. The Fund’s investments are actively managed, and securities and other investments may be bought or sold on a daily basis.

The Adviser believes that a strategy combining active equity portfolio management with a systematic program of call option writing can provide potentially attractive long-term returns. The Adviser further believes that a strategy of owning common stocks in conjunction with writing call options on a substantial portion of the stocks held should generally provide

Eaton Vance Enhanced Equity Income Fund II	18	Prospectus dated April 11, 2019

returns that are superior to simply owning the same stocks under three different stock market scenarios: (1) Down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Adviser’s opinion, only in more strongly rising equity markets would the stock-plus-calls strategy generally be expected to underperform the stocks held. For these purposes, the Adviser considers more strongly rising equity market conditions to exist whenever the current annual rate of return for U.S. stocks materially exceeds the long-term historical average of stock market returns. The Adviser considers moderately rising equity market conditions to exist whenever current annual returns on U.S. common stocks are positive, but not materially higher than the long-term historical average of stock market returns.

Investment decisions for the Fund will be made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the Adviser’s research staff in making investment decisions. In selecting investments for the Fund, the Adviser considers a variety of issuer characteristics such as sustainable competitive advantage, predictable and dependable cash flows, high quality management teams and solid balance sheets. Many of these considerations are subjective. In addition to its careful research based analysis in selecting investments for the Fund, the Adviser also places a strong emphasis on the ongoing evaluation of portfolio holdings and the appropriate time and circumstances to sell or reduce a holding. In this regard, the Adviser may sell a stock when it believes it is fully valued, the fundamentals of a company deteriorate, a stock’s price falls below its acquisition cost, management fails to execute its strategy or to pursue other more attractive investment opportunities, among other reasons.

The Fund writes primarily exchange-listed call options on individual stocks held in the Fund’s portfolio primarily with shorter maturities (typically one to three months until expiration) and primarily at exercise prices approximately equal to or above the current stock price when written. When an option-writing program is established for a particular stock, options will typically be written on a portion of the total stock position, which may allow for upside potential. If the stock price increases, the Fund will normally look to buy back the call options written and to sell new call options at higher exercise prices (up to the target price determined by the Adviser) as a risk management tool. If the stock price declines, the Fund normally seeks to buy back the call options written or let the calls expire worthless at expiration. The Fund may also write call options with different characteristics and managed differently than described in this paragraph.

In addition to the strategy of selling call options, the Fund may invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund’s total assets may be invested in such derivative instruments acquired for non-hedging purposes. Among other derivative strategies, the Fund may purchase put options on the S&P 500 and other broad-based securities indices deemed suitable for this purpose, and/or on individual stocks held in its portfolio in order to help protect against a decline in the value of its portfolio securities. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

Common Stocks. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks. Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. The Fund will have substantial exposure to common stocks.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Options—Generally. The Fund’s principal options activity will consist of writing (selling) covered call options on common stocks held, although on up to 5% of the Fund’s net assets, the Fund may sell the stock underlying a call option prior to purchasing back the call option. Such sales shall occur no more than three days before the option buy back. Among other potential options strategies, the Fund may purchase put options on the S&P 500 and other broad-based securities indices deemed suitable for this purpose, and/or on individual stocks held in its portfolio to help protect against a decline in the value of its portfolio securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or ‘‘strike’’ price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as ‘‘American style’’ options may be exercised at any time

Eaton Vance Enhanced Equity Income Fund II	19	Prospectus dated April 11, 2019

during the term of the option. Other options, known as ‘‘European style’’ options, may be exercised only on the expiration date of the option. Since listed options on individual stocks in the United States are generally American style options, the Adviser believes that substantially all of the single-stock options written or acquired by the Fund will be American style options. Exchange-traded options on stock indices are generally European style options.

A call option on a common stock or other security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above.

The Fund may write call options on securities that it owns (so-called covered calls) and also may temporarily hold uncovered call options. With respect to written calls, the Fund may sell the underlying security prior to entering into a closing purchase transaction on up to 5% of its net assets within three days of such transaction.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. In most cases, net gains from the Fund’s option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See ‘‘Distributions – Federal Income Tax Matters.’’

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security, and the time remaining until the expiration date. The premium paid for an option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts over time the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board of the Fund.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets.

Call Options and Covered Call Writing. The Fund follows a principal options strategy known as ‘‘covered call option writing,’’ which is a strategy designed to generate earnings and offset a portion of a market decline in the underlying common stock. The Fund will only write (sell) options on common stocks held in the Fund’s portfolio. It may not sell ‘‘naked’’ call options, i.e., options representing more shares of the stock than are held in the portfolio.

The standard contract size for an exchange-listed single-stock option is 100 shares of the common stock. There are four items needed to identify a particular option contract: (1) the underlying security, (2) the expiration month, (3) the exercise (or strike) price and (4) the type (call or put). For example, 20 ABC Corp. January 40 call options provide the right to purchase 2,000 shares of ABC Corp. common stock on or before January 17, 2020 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called ‘‘out-of-the-money,’’ a call option whose strike price is equal to the current price of the underlying stock is called ‘‘at-the-money’’ and a call option whose strike price is below the current price of the underlying stock is called ‘‘in-the-money.’’

The following is a conceptual example of the returns that may be achieved from a stock-plus-call position, making the following assumptions: ABC common stock trades at $36.36 per share and ABC January 40 call options (10% out-of-the-money) trade at $1.82 per underlying share (5% option premium). This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself.

Eaton Vance Enhanced Equity Income Fund II	20	Prospectus dated April 11, 2019

The return over the period until option expiration earned by a holder of ABC stock who writes ABC January 40 call options and maintains the position until expiration will be as follows: (1) if the stock price declines 5%, the option will expire worthless and the holder will have a net return of zero (option premium offsets loss in stock); (2) if the stock price is flat, the option will again expire worthless and the holder will have a net return of 5% (option premium plus no gain or loss on stock); (3) if the stock price rises 10% (to the $40 strike price), the option will again expire with no value and the holder will have a net return of 15% (option premium plus 10% stock return); and (4) if the stock rises 20%, the exercise of the option would limit stock gain to 10% and total net return to 15%. If the stock price at exercise exceeds the strike price, returns from the position are capped at 15%.

As demonstrated in the example, writing covered call options on common stocks lowers the variability of potential returns and can enhance returns in three of four stock price performance scenarios (down, flat or moderately up). Only when the stock price at expiration exceeds the sum of the premium received and the option exercise price would the stock-plus-call strategy be expected to provide lower returns than the underlying stock. The amount of downside protection afforded by the strategy in declining stock scenarios is limited, however, to the amount of option premium received. If the stock price declines in an amount greater than the option premium, the Fund will incur a net loss.

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that many options that are written by the Fund against its stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. Options that are not repurchased prior to expiration are subject to exercise by the option holder if the stock price at expiration is above the strike price.

Exchange listed options contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the ‘‘OCC’’). Currently, listed options are available on over 2,300 stocks with new listings added periodically. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange and Philadelphia Stock Exchange. With multiple exercise prices and expiration dates for options on different stocks, the Adviser believes that there exists sufficient opportunities in the options market to meet the needs of the Fund’s investment program.

Put Options. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security/index underlying the option at a specified exercise price at any time during the term of the option. As discussed above, the Fund may in certain circumstances purchase put options on the S&P 500 and other broad-based securities indices deemed suitable for this purpose, and/or on individual stocks held in the portfolio to help protect against a decline in the value of the Fund’s portfolio securities. The premiums paid to acquire put options will reduce amounts available for distribution from the Fund’s options activity.

Foreign Securities. The Fund may invest up to 25% of its total assets in securities of issuers located in countries other than the United States. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

Eaton Vance Enhanced Equity Income Fund II	21	Prospectus dated April 11, 2019

Since the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

The Fund may invest up to 5% of its total assets in securities of issuers located in emerging markets.

The Fund may write covered call options on common stocks of foreign issuers subject to the same guidelines described herein with respect to its covered call options writing program generally.

ADDITIONAL INVESTMENT PRACTICES

In addition to its primary investment policies, the Fund may engage in the following investment practices to a limited extent. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks, including stocks of foreign issuers. The Fund may invest in the aggregate up to 20% of its total assets in all investments described below.

Preferred Stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.

Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. The Fund will only invest in preferred stocks that are rated investment grade at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. Standard & Poor’s Ratings Group and Fitch Ratings consider securities rated BBB- and above to be investment grade and Moody’s Investors Service, Inc. considers securities rated Baa3 and above to be investment grade.

Warrants. The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which a warrant is held.

Convertible Securities and Bonds with Warrants Attached. The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Short Sales. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

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The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund’s taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

Temporary Investments. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, which may be inconsistent with the Fund’s investment objectives. In moving to a substantial temporary investments position and in transitioning from such a position back into full conformity with the Fund’s normal investment objectives and policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and back from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not otherwise be optimal.

When-Issued Securities and Forward Commitments. Securities may be purchased on a ‘‘forward commitment’’ or ‘‘when-issued’’ basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions will not be entered into for the purpose of investment leverage.

Illiquid Securities. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Other Derivative Instruments. In addition to the strategy of selling call options, the Fund may invest up to 20% of its total assets in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund’s total assets may be invested in such derivative instruments acquired for non-hedging purposes. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard ‘‘swap’’ transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or ‘‘swapped’’ between the parties, which returns are calculated with respect to a ‘‘notional amount,’’ i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular security, ‘‘basket’’ of securities or index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Eaton Vance Enhanced Equity Income Fund II	23	Prospectus dated April 11, 2019

If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Futures and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a ‘‘Section 1256 contract’’ under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

Securities Lending. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders’ fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written covered call contract.

Borrowings. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although there is no current intention to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Income realized on reverse repurchase agreements will be taxable as ordinary income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. While there is a risk that large fluctuations in the market value of the Fund’s assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage and may be subject to leverage risks. Such agreements will be treated as subject to investment restrictions regarding ‘‘borrowings.’’ If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

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Portfolio Turnover. The Fund cannot accurately predict its portfolio turnover rate, but the annual turnover rate may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. The portfolio turnover rate(s) for the Fund for the fiscal years ended December 31, 2018, 2017 and 2016 were 44%, 48% and 58%, respectively.

ADDITIONAL RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.

Discount From or Premium to NAV. The Offering will be conducted only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Secondary Market for the Common Shares. The issuance of Common Shares through the Offering may have an adverse effect on the secondary market for the Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from the Offering may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued pursuant to the Offering at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. See “Dividend Reinvestment Plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

When the Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares of the Fund.

The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Adviser is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing (selling) call options on the equity securities held in the Fund’s portfolio, the capital appreciation potential of such securities will be limited to the difference between the exercise price of the call options written and the purchase price of the equity security underlying such options. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. Fixed-income markets may experience periods of relatively high volatility in an environment where U.S. treasury yields are rising.

Issuer Risk. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Equity Risk. At least 80% of the Fund’s total assets will be invested in common stocks and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable

Eaton Vance Enhanced Equity Income Fund II	25	Prospectus dated April 11, 2019

earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Risks Associated with Options on Securities. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an option has no control over when during the exercise period of the option it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position either, in the case of a call option written, by buying the option, or, in the case of a purchased put option, by selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the ‘‘OCC’’) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that listed call options on individual common stocks generally trade in units representing 100 shares of the underlying stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions. The Fund will not write ‘‘naked’’ or uncovered call options.

Eaton Vance Enhanced Equity Income Fund II	26	Prospectus dated April 11, 2019

If the Fund purchases put options for hedging or risk management purposes, the Fund will be subject to the following additional risks. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the stock or index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless. Stock market indices on which the Fund may purchase options positions likely will not mirror the Fund’s actual portfolio holdings. The effectiveness of index put options as hedges against declines in the Fund’s stock portfolio will be limited to the extent that the performance of the underlying index does not correlate with that of the Fund’s holdings.

Risks of Investing in Mid-Cap Companies. The Fund may invest substantially in companies whose market capitalization is considered middle sized or ‘‘mid-cap.’’ Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Risks of Growth Stock Investing. The Fund invests substantially in stocks with ‘‘growth’’ characteristics. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Foreign Investment Risk. The Fund may have substantial exposure to foreign securities. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions for, or loss of certificates of, portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

Interest Rate Risk. The level of premiums from call options writing and the amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. Any preferred stocks paying fixed dividend rates in which the Fund invests, will likely change in value as market interest rates change. When interest rates rise, the market value of such securities generally will fall. To the extent that the Fund invests in preferred stocks, the net asset

Eaton Vance Enhanced Equity Income Fund II	27	Prospectus dated April 11, 2019

value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Sector Risk. The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy (a broad based economic segment that may include many distinct industries) if companies in that industry or sector meet the Fund’s investment criteria. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting these sectors. As the percentage of the Fund’s assets invested in a particular sector increases, so does the potential for fluctuation in the net asset value of Common Shares. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry or group of industries.

Derivatives Risk. In addition to writing call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity Risk. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to dispose readily of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchased their Common Shares in this offering and sell their Common Shares below net asset value will be reduced.

Financial Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee

Eaton Vance Enhanced Equity Income Fund II	28	Prospectus dated April 11, 2019

paid to Eaton Vance will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.

Market Disruption. Instability in the Middle East, the wars in Afghanistan, Iraq and Libya, geopolitical tensions elsewhere and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See “Description of Capital Structure – Anti-Takeover Provisions in the Declaration of Trust.”

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund’s Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund’s investment adviser under an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment funds since 1931. As of January 31, 2019, Eaton Vance and its affiliates managed approximately $444.7 billion of fund and separate account assets on behalf of clients, including approximately $117.0 billion in equity assets. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Fund’s Board, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.00% of the average daily gross assets of the Fund. Gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all accrued expenses incurred in the normal course of

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operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. During any future periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

The Fund’s semi-annual shareholder report contains information regarding the basis for the Trustees’ approval of the Fund’s Advisory Agreement.

Michael A. Allison, Yana Barton and Lew Piantedosi are responsible for the overall and day-to-day management of the Fund’s investments. Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since July 2008. Ms. Barton and Mr. Piantedosi are Vice Presidents of EVM and have been portfolio managers of the Fund since September 2014. Messrs. Allison and Piantedosi and Ms. Barton have managed other Eaton Vance portfolios for over five years.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund. The Statement of Additional Information is available free of charge by calling 1-800-262-1122 or by visiting the Fund’s website at http://www.eatonvance.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the Statement of Additional Information.

The Fund and the Adviser have adopted codes of ethics relating to personal securities transactions (the ‘‘Codes of Ethics’’). The Codes of Ethics permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Fund. Under an Amended and Restated Administrative Services Agreement with the Fund (the “Administration Agreement”), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance furnishes to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Board and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund’s business. Eaton Vance currently receives no compensation for providing administrative services to the Fund.

Plan of Distribution

The Fund may sell the Common Shares being offered under this Prospectus in any one or more of the following ways: (i) directly to purchasers; (ii) through agents; (iii) to or through underwriters; or (iv) through dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale.

The Fund may distribute Common Shares from time to time in one or more transactions at: (i) a fixed price or prices that may be changed; (ii) market prices prevailing at the time of sale; (iii) prices related to prevailing market prices; or (iv) negotiated prices; provided, however, that in each case the offering price per Common Share (less any underwriting commission or discount) must equal or exceed the NAV per Common Share.

The Fund from time to time may offer its Common Shares through or to certain broker-dealers, including UBS Securities LLC, that have entered into selected dealer agreements relating to at-the-market offerings.

The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a Prospectus Supplement relating to such Offering, name any agent that could be viewed as an underwriter under the 1933 Act, and describe any commissions the Fund must pay to such agent(s). Any such agent will be acting on a reasonable best efforts basis for the period of its appointment or, if indicated in the applicable Prospectus Supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

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If any underwriters or agents are used in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the Prospectus Supplement relating to such Offering their names and the terms of the Fund’s agreement with them.

If a dealer is utilized in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the 1933 Act. An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the 1933 Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

In order to facilitate the Offering of Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the Offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, Common Shares or any such other Common Shares in the open market. Finally, in any Offering of Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in the Offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this Prospectus and the applicable Prospectus Supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of securities, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of securities. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement or other offering materials (or a post-effective amendment).

The Fund or one of the Fund’s affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell Common Shares using this Prospectus. Such financial institution or third party may transfer its short position to investors in Common Shares or in connection with a simultaneous Offering of other Common Shares offered by this Prospectus or otherwise.

The maximum amount of compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not exceed 8% of the initial gross proceeds from the sale of any security being sold with respect to each particular Offering of Common Shares made under a single Prospectus Supplement.

Any underwriter, agent or dealer utilized in the initial Offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.

Distributions

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) pursuant to which the Fund makes monthly cash distributions to Common Shareholders, stated in terms of a fixed amount per common share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP. The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” In addition, a return of capital is treated as a non-dividend distribution for tax purposes, is not subject to current tax and reduces a shareholder’s tax cost basis in fund shares. With each distribution, the Fund will issue

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a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Subject to its MDP, the Fund makes monthly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. The Fund’s distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Common Shareholders may elect to automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a regulated investment company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

The Fund intends to make regular monthly distributions to Common Shareholders based upon its projected annual cash available from option premiums and dividends. The Fund expects that over time it will distribute all of its investment company taxable income. The Fund intends to distribute annually any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions of the Fund’s net capital gain (‘‘capital gain distributions’’), if any, are taxable to Common Shareholders as long-term capital gain, regardless of the length of time Common Shares have been held by Common Shareholders. All other distributions paid by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits are generally subject to tax as ordinary income. If, for any taxable year, the total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the maximum tax rates applicable to capital gain (including capital gain distributions). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all (or any prescribed percentage) of the distributions it receives from the Fund.

The Fund’s transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

The taxation of equity options such as the Fund writes and purchases is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of

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receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the Fund’s holding period of the security. With respect to a put on a stock that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the Fund’s holding period for the option. If the option is exercised, the amount paid to acquire the put option reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

In the case of Fund transactions involving ‘‘Section 1256 Contracts,’’ such as many listed index options and any listed non-equity options, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, although foreign currency gains or losses arising from certain of these positions may be treated as ordinary income or loss. In addition, the Fund generally will be required to ‘‘mark to market’’ (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the ‘‘mark to market’’ rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain ‘‘appreciated financial positions’’ if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

The Code contains special rules that apply to ‘‘straddles,’’ defined generally as the holding of ‘‘offsetting positions with respect to personal property.’’ For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the call options it writes on portfolio securities will generally be ‘‘qualified covered calls’’ that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not ‘‘deep-in-the-money’’ as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, ‘‘wash sale’’ rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a ‘‘mixed straddle.’’ A ‘‘mixed straddle’’ is any straddle in which one or more but not all positions are Section 1256 Contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily ‘‘marking to market’’ of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Internal Revenue Service (the ‘‘IRS’’).

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, ‘‘substantially identical property’’ has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of ‘‘substantially identical property’’ held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position that would result in gain if it

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were closed, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (20%, 15% or 0% for individuals at certain income levels). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder with respect to his or her Common Shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, ‘‘qualified dividend income’’ means dividends received by the Fund from U.S. corporations and ‘‘qualified foreign corporations,’’ provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Dividends received on shares of stock that are subject to a covered call option that is not a qualified covered call option, will not constitute qualified dividend income. Gains on option positions and other short-term gains, interest income and non-qualified dividends are not eligible for the lower tax rate. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment.

Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and will have a cost basis in the Common Shares received equal to such amount. The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals at certain income levels). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain Common Shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Common Shareholder’s U.S. federal income tax liability.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

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Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (the “Plan”), pursuant to which a Common Shareholder may elect to have distributions automatically reinvested in Common Shares of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all Fund distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (“AST” or “Plan Agent”), as dividend paying agent. On the distribution payment date, if the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions, then new Common Shares will be issued. The number of Common Shares shall be determined by the greater of the net asset value per Common Share or 95% of the market price. Otherwise, Common Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on page 39. If you withdraw, you will receive shares in your name for all Common Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Description of Capital Structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the “Declaration of Trust”). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund holds annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund and permits inclusion of a clause to that effect in every agreement entered into by the Fund and, in coordination with the Fund’s By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund’s Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax

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purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a regulated investment company. See “Federal Income Tax Matters.” Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program, pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a facility/ commercial paper program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT METHODS

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time-to-time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

On September 30, 2013, the Board of Trustees of the Fund authorized the continuation of repurchase by the Fund of up to 10% of its then-currently outstanding Common Shares in open-market transactions at a discount to net asset value. The repurchase program has been in effect since August 6, 2012 and does not obligate the Fund to purchase a specific amount of shares. Results of the repurchase program are disclosed in the Fund’s annual and semi-annual reports to shareholders.

Eaton Vance Enhanced Equity Income Fund II	36	Prospectus dated April 11, 2019

PREFERRED SHARES

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the “preferred shares”) in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate on any preferred shares may exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leverage structure, resulting in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund’s Trustees if any preferred shares are issued. The holders of both the Common Shares and the preferred shares (voting together as a single class with each share entitling its holder to one vote) shall be entitled to elect the remaining Trustees of the Fund. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all distributions in arrears have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears. The differing rights of the holders of preferred and Common Shares with respect to the election of Trustees do not affect the obligation of all Trustees to take actions they believe to be consistent with the best interests of the Fund. All such actions must be consistent with (i) the obligations of the Fund with respect to the holders of preferred shares (which obligations arise primarily from the contractual terms of the preferred shares, as specified in the Declaration of Trust and By-laws of the Fund) and (ii) the fiduciary duties owed to the Fund, which include the duties of loyalty and care.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

Eaton Vance Enhanced Equity Income Fund II	37	Prospectus dated April 11, 2019

EFFECTS OF POSSIBLE FUTURE LEVERAGE

As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund’s distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. See “Risk Considerations – Financial Leverage Risk.”

In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering. See “Risk Considerations – Financial Leverage Risk.”

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Conversion to Open-End Fund

The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund’s then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), voting separately

Eaton Vance Enhanced Equity Income Fund II	38	Prospectus dated April 11, 2019

as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate any future leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund were to convert to an open-end investment company, the Fund expects it would pay all such redemption requests in cash, but would likely reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 is the transfer agent and dividend disbursing agent of the Fund.

Legal Opinions

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by internal counsel for Eaton Vance.

Reports to Shareholders

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, independent registered public accounting firm, audits the Fund’s financial statements and provides other audit, tax and related services.

Additional Information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-262-1122.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

Eaton Vance Enhanced Equity Income Fund II	39	Prospectus dated April 11, 2019

Table of Contents for the Statement of Additional Information

Eaton Vance Enhanced Equity Income Fund II	40	Prospectus dated April 11, 2019

The Fund’s Privacy Policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Eaton Vance Enhanced Equity Income Fund II	41	Prospectus dated April 11, 2019

Up to 7,168,522 Shares

Eaton Vance Enhanced Equity Income Fund II

Common Shares

Prospectus April 11, 2019

Printed on recycled paper.

STATEMENT OF ADDITIONAL
INFORMATION
April 11, 2019

EATON VANCE ENHANCED EQUITY INCOME FUND II

Two International Place

Boston, MA 02110

1-800-262-1122

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE ENHANCED EQUITY INCOME FUND II (THE “FUND”) DATED APRIL 11, 2019 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-262-1122.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus and any related Prospectus Supplements.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objectives.

Equity Investments. As described in the Prospectus, the Fund invests primarily in common stocks.

Emerging Markets. The Fund may invest up to 5% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Preferred Stocks. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest only in preferred stocks of investment grade quality as determined by S&P, Fitch or Moody’s or, if unrated, determined to be of comparable quality by Eaton Vance. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as more fully described in the Prospectus.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security or index) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices or market conditions, or as a substitute for the purchase or sale of securities or currencies. These strategies may be executed through the use of derivative contracts in the United States. or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, or the other financial instruments’ prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter (‘‘OTC’’) derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or

EatonVance Enhanced Equity Income Fund II	2	SAI dated April 11, 2019

counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’) limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (‘‘CPO’’) under the Commodity Exchange Act and therefor is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if the Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

Investments in ETFs. The Fund can invest in shares of exchange-traded funds (“ETFs”). ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Short Sales. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short sales at all.

Securities Lending. As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the ‘‘rebate’’ rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

EatonVance Enhanced Equity Income Fund II	3	SAI dated April 11, 2019

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

Cybersecurity Risk. With the increased use of technologies by Fund service providers, such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Operational Risk. The Fund’s service providers, including the investment adviser, may experience disruptions or operating errors that could negatively impact the Fund. While service providers are expected to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. It also is not possible for Trust service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Temporary Investments. The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Investment Restrictions. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1)	Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;
(2)	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines ‘‘senior security’’ as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;
(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
(4)	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;
(5)	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;
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(6)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
(7)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments;
(8)	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and
(9)	Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (9), a large economic or market sector shall not be construed as a group of industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund’s shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the Fund’s affairs. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

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Name and Year of Birth	Fund Position(s)(1)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years(3)

Interested Trustee
THOMAS E. FAUST JR. 1958	Class I Trustee	Until 2020. 3 years. Since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 172 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Fund.	172	Director of EVC and Hexavest Inc. (investment management firm).
Noninterested Trustees
MARK R. FETTING 1954	Class III Trustee	Until 2019. 3 years. Since 2016.	Private investor. Formerly, held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	172	None
CYNTHIA E. FROST 1961	Class I Trustee	Until 2020. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	172	None
GEORGE J. GORMAN 1952	Class II Trustee	Until 2021. 3 years. Since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	172	Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).
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Name and Year of Birth	Fund Position(s)(1)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years(3)
VALERIE A. MOSLEY 1960	Class III Trustee	Until 2019. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	172	Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
WILLIAM H. PARK 1947	Chairperson of the Board and Class II Trustee	Until 2021. 3 years. Chairperson of the Board since 2016 and Trustee since 2003.	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).	172	None
HELEN FRAME PETERS 1948	Class II Trustee	Until 2021. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	172	None
KEITH QUINTON(3) 1958	Class I Trustee	Until 2020. 2 years. Since 2018.	Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	172	Director of New Hampshire Municipal Bond Bank (since 2016).
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Name and Year of Birth	Fund Position(s)(1)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years(3)
MARCUS L. SMITH(3) 1966	Class III Trustee	Until 2019. 1 year. Since 2018.	Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).	172	Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
SUSAN J. SUTHERLAND 1957	Class II Trustee	Until 2021. 3 years. Since 2015.	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	172	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).
SCOTT E. WENNERHOLM 1959	Class I Trustee	Until 2020. 3 years. Since 2016.	Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	172	None

(1)	The Board of Trustees is divided into three classes, each class having a term of three years to expire on the date of the third annual meeting following its election.
(2)	Includes both master and feeder funds in a master-feeder structure.
(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
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Principal Officers who are not Trustees
Name and Year of Birth	Fund Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Edward J. Perkin 1972	President	Since 2017	Chief Equity Investment Officer and Vice President of Eaton Vance and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Officer of 28 registered investment companies managed by Eaton Vance or BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 172 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”) and officer of 39 registered investment companies advised or administered by CRM since 2016.
James F. Kirchner 1967	Treasurer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 172 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of Eaton Vance and BMR since 2017. Officer of 172 registered investment companies managed by Eaton Vance or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser(s) (collectively the “adviser”) to manage the Fund and an administrator to administer the Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of eleven Trustees, including ten Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to six regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson. The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust or By-laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of the Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, administrator, principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser,

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administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.

The Board, with the assistance of management and with input from the Board's various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The administrator, the investment adviser and the sub-adviser (if applicable) are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Fund’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Thomas E. Faust Jr. Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007. He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Mr. Faust has served as a Director of Hexavest Inc. since 2012 and of SigFig Wealth Management LLC since 2016. Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance from 1985-2007. He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School. Mr. Faust has been a Chartered Financial Analyst since 1988.

Mark R. Fetting. Mr. Fetting has served as a member of the Eaton Vance Fund Boards since 2016. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012. He also served as a Director/Trustee

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and Chairman of the Legg Mason family of funds from 2008-2012 and Director/Trustee of the Royce family of funds from 2001-2012. From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Early in his professional career, Mr. Fetting was a Vice President at T. Rowe Price and served in leadership roles within the firm’s mutual fund division from 1981-1987.

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Portfolio Management Committee. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment. From 1995 through 2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge Associates from 1989-1995, Bain and Company from 1987-1989 and BA Investment Management Company from 1983-1985. She serves as a member of the investment committee of The MCNC Endowment.

George J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Audit Committee. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014.

Valerie A. Mosley. Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Governance Committee and of the Ad Hoc Committee for Closed-End Fund Matters. She currently owns and manages a consulting and investment firm, Valmo Ventures and is a Director of Progress Investment Management Company, a manager of emerging managers. From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist. Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. Ms. Mosley is a Director of Dynex Capital, Inc., a mortgage REIT, where she serves on the board’s audit and investment committees, and a Director of Envestnet, Inc., a provider of intelligent systems for wealth management and financial wellness. She also serves as a trustee or board member of several major non-profit organizations and endowments, including New Profit, a non-profit venture philanthropy fund. She is a member of the Risk Audit Committee of the United Auto Workers Retiree Medical Benefits Trust and a member of the Investment Advisory Committee of New York State Common Retirement Fund. She is also an advisor to New Technology Ventures, a venture capital firm.

William H. Park. Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and is the Independent Chairperson of the Board. Mr. Park was formerly a consultant from 2012-2014 and formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Helen Frame Peters. Dr. Peters has served as a member of the Eaton Vance Fund Boards since 2008. Dr. Peters is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Dr. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011. In addition, Dr. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Dr. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Keith Quinton. Mr. Quinton has served as a member of the Eaton Vance Fund Boards since October 1, 2018. He had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014.  Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Drexel Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton currently serves as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees, and as a Director of the New Hampshire Municipal Bond Bank.

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Marcus L. Smith. Mr. Smith has served as a member of the Eaton Vance Fund Boards since October 1, 2018. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves on the Audit Committee. From 2017 through 2018, he served as a Director of DCT Industrial Trust Inc., a leading logistics real estate company, where he served as a member of the Nominating and Corporate Governance and Audit Committees.  From 1994 through 2017, Mr. Smith served in several capacities at MFS Investment Management, an investment management firm, where he managed the MFS Institutional International Fund for 17 years and the MFS Concentrated International Fund for 10 years.  In addition to his portfolio management duties, Mr. Smith served as Director of Equity, Canada from 2012-2017, Director of Equity, Asia from 2010-2012, and Director of Asian Equity Research from 2005-2010.  Prior to joining MFS, Mr. Smith was a senior consultant at Andersen Consulting (now known as Accenture) from 1988-1992. Mr. Smith served as a United States Army Reserve Officer from 1987-1992.  He has also been a trustee of the University of Mount Union since 2008 and has served as the chairman of the finance committee since 2015.  Mr. Smith currently sits on the Boston advisory board of the Posse Foundation and the Harvard Medical School Advisory Council on Education.

Susan J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. She is also a Director of Ascot Group Limited and certain of its subsidiaries. Ascot Group Limited, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. Ms. Sutherland was a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015 and of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance since 2015-2018. . From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions. In addition, Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations.

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Contract Review Committee. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution from 2012-2018.

The Board(s) of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee, the Contract Review Committee and the Ad Hoc Committee for Closed-End Fund Matters. Each of the Committees are comprised of only noninterested Trustees.

Mmes. Mosley (Chairperson), Frost, Peters and Sutherland, and Messrs. Fetting, Gorman, Park, Quinton, Smith and Wennerholm are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons. During the fiscal year ended December 31, 2018, the Governance Committee convened seven times.

The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration.

Messrs. Gorman (Chairperson), Park and Wennerholm and Ms. Mosley are members of the Audit Committee. The Board has designated Messrs. Gorman and Park, each a noninterested Trustee, as audit committee financial experts. The Audit Committee’s purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public

EatonVance Enhanced Equity Income Fund II	12	SAI dated April 11, 2019

accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Fund. During the fiscal year ended December 31, 2018, the Audit Committee convened fourteen times.

Messrs. Wennerholm (Chairperson), Fetting, Gorman, Park, Quinton and Smith and Mmes. Frost, Mosley, Peters and Sutherland are members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board. During the fiscal year ended December 31, 2018, the Contract Review Committee convened seven times.

Mmes. Frost (Chairperson), Mosley and Peters and Messrs. Fetting and Smith are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund's stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time. During the fiscal year ended December 31, 2018, the Portfolio Management Committee convened seven times.

Ms. Sutherland (Chairperson) and Messrs. Gorman, Quinton and Wennerholm, are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board and the Fund's CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. During the fiscal year ended December 31, 2018, the Compliance Reports and Regulatory Matters Committee convened nine times.

Ms. Mosley (Chairperson) and Messrs. Gorman and Park are members of the Ad Hoc Committee for Closed-End Fund Matters. The purpose of the Ad Hoc Committee for Closed-End Fund Matters is to consider, evaluate and make recommendations to the Board with respect to issues specifically related to Eaton Vance Closed-End Funds. During the fiscal year ended December 31, 2018, the Ad Hoc Committee for Closed-End Fund Matters convened one time.

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Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in the Eaton Vance family of funds overseen by the Trustee as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
Interested Trustee
Thomas E. Faust Jr.	None	Over $100,000
Noninterested Trustees
Mark R. Fetting	None	Over $100,000
Cynthia E. Frost	None	Over $100,000
George J. Gorman	None	Over $100,000
Valerie A. Mosley	None	Over $100,000
William H. Park	None	Over $100,000
Helen Frame Peters	None	Over $100,000
Keith Quinton(1)	None	Over $100,000
Marcus L. Smith(1)	None	Over $100,000
Susan J. Sutherland	None	Over $100,000(2)
Scott E. Wennerholm	None	Over $100,000(2)

(1) Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018. (2) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2018, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, any sub-adviser, if applicable, or any person controlling, controlled by or under common control with EVC or EVD or any sub-adviser, if applicable, collectively (“Affiliated Entity”).

During the calendar years ended December 31, 2017 and December 31, 2018, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in any Affiliated Entity;
2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above; or
3.	Any direct or indirect relationship with (i) the Fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above.

During the calendar years ended December 31, 2017 and December 31, 2018, no officer of any Affiliated Entity served on the board of directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Noninterested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Board member may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Board members under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Board member’s fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained. There is no retirement plan for Board members.

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The fees and expenses of the Board members of the Fund are paid by the Fund. (A Board member of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) During the fiscal year ended December 31, 2018, the Board members of the Fund earned the following compensation in their capacities as Board members from the Fund. For the year ended December 31, 2018, the Board members earned the following compensation in their capacities as Board members of the funds in the Eaton Vance fund complex(1):

Source of Compensation	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	William H. Park	Helen Frame Peters	Keith Quinton	Marcus L. Smith	Susan J. Sutherland	Scott E. Wennerholm
Fund	$ 3,396	$ 3,632	$ 3,707	$ 3,6042)	$ 4,692	$ 3,471	$ 3,396	$ 3,396	$ 3,707(3)	$ 3,707(4)
Fund and Fund Complex(1)	$ 327,500	$ 350,000	$ 357,500	$ 346,875(5)	$ 452,500	$ 335,000	$ 327,500	$ 327,500	$ 357,500(6)	$357,500(7)
(1)	As of April 9, 2019, the Eaton Vance fund complex consists of 172 registered investment companies or series thereof. Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018, and thus the compensation figures listed for the Fund and the Fund and Fund Complex are estimated based on amounts each would have received if they had been Trustees for the full fiscal year ended December 31, 2018 and for the full calendar year ended December 31, 2018. Harriett Tee Taggart retired as a Trustee effective December 31, 2018. For the fiscal year ended December 31, 2018, Ms. Taggart received Trustee fees of $3,499 from the Fund. For the calendar year ended December 31, 2018, she received $338,125 from the Fund and Fund Complex.
(2)	Includes $244 of deferred compensation.
(3)	Includes $3,707 of deferred compensation.
(4)	Includes $1,053 of deferred compensation.
(5)	Includes $24,000 of deferred compensation.
(6)	Includes $352,119 of deferred compensation.
(7)	Includes $100,000 of deferred compensation.

Proxy Voting Policy. The Board adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Adviser Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The members of the Board will review the Fund’s proxy voting records from time to time and will annually consider approving the Adviser Policies for the upcoming year. For a copy of the Fund Policy and the Adviser Policies, see Appendix B. Pursuant to certain provisions of the 1940 Act and certain exemptive orders relating to funds investing in other funds, a Fund may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory Agreement (the “Advisory Agreement”) or the Amended and Restated Administrative Services Agreement (the “Administration Agreement”). Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

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The Advisory Agreement with the Adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding Shares of the Fund. The Fund’s Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

The Advisory Agreement provides that Eaton Vance may engage one or more investment sub-advisers to assist with some or all aspects of the management of the Fund’s investments subject to such approvals as are required under the 1940 Act. The Advisory Agreement provides that Eaton Vance may terminate any sub-advisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board of Trustees, without the need for approval of the shareholders of the Fund.

As of December 31, 2018, the Fund had net assets of $707,576,872. For the fiscal years ended December 2018, 2017, and 2016, the Fund incurred $7,878,699, $7,135,570 and $6,545,446, respectively, in advisory fees.

Pursuant to the Administration Agreement, based on the current level of compensation payable to Eaton Vance by the Fund under the Advisory Agreement, Eaton Vance receives no compensation from the Fund in respect of the services rendered and the facilities provided as administrator under the Administration Agreement.

Information About Eaton Vance. Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Frederick S. Marius, David C. McCabe, Scott H. Page, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, John L. Shea, Eric A. Stein, Payson F. Swaffield, Michael W. Weilheimer, R. Kelly Williams and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who may also be officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Fund  (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The Adviser and the Fund have adopted Codes of Ethics (the “Codes”) governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Under the Codes, employees of the Adviser may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

The Codes can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-1520, or by electronic mail at publicinfo@sec.gov.

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Portfolio Managers. The portfolio managers of the Fund are listed below. The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio managers managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison
Registered Investment Companies	16	$29,333.2	0	$0
Other Pooled Investment Vehicles	14	$19,890.7(3)	0	$0
Other Accounts	10	$13.6	0	$0
Yana S. Barton(1)
Registered Investment Companies	5	$17,403.9	0	$0
Other Pooled Investment Vehicles	15	$19,907.2(3)	0	$0
Other Accounts	7	$184.8	0	$0
Lewis R. Piantedosi(1)(2)
Registered Investment Companies	6	$17,849.7	0	$0
Other Pooled Investment Vehicles	12	$14,055.9(3)	0	$0
Other Accounts	7	$184.8	0	$0
(1)	This portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program. The assets managed may include assets advised on a nondiscretionary or model basis.
(2)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(3)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company in the Eaton Vance family of funds and/or in a separate pooled investment vehicle sponsored by Eaton Vance which may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end and in the Eaton Vance family of funds as of December 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Michael A. Allison	$10,001 - $50,000	$500,001 - $1,000,000
Yana S. Barton	None	Over $1,000,000
Lewis R. Piantedosi	None	Over $1,000,000

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

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Compensation Structure for Eaton Vance. Compensation of the Adviser's portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Investment Advisory Services. Under the general supervision of the Fund’s Board, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

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Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the Adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, Eaton Vance is registered with the CFTC as a commodity pool operator. Eaton Vance is also registered as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund's investment strategies or this SAI.

Administrative Services. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund’s business.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund is determined by State Street Bank and Trust Company (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets.   The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the New York Stock Exchange (the “Exchange”) is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value. Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

•	Equity securities (including common stock, exchange-traded funds, closed end funds, preferred equity securities, exchange-traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded.
•	Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities. The pricing service may use a pricing matrix to determine valuation.
•	Short-term instruments with remaining maturities of less than 397 days are valued on the basis of market valuations furnished by a pricing service or based on dealer quotations.
•	Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.
•	Senior and Junior Loans are valued on the basis of prices furnished by a pricing service. The pricing service uses transactions and market quotations from brokers in determining values.
•	Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.
•	Exchange-traded options are valued at the mean of the bid and asked prices. Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).
•	Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).
•	Precious metals are valued at the New York Composite mean quotation.
•	Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.
•	Valuations of foreign equity securities and total return swaps and exchange-traded futures contracts on non-North American equity indices may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the Exchange. Such fair valuations may be based on information provided by a pricing service.
EatonVance Enhanced Equity Income Fund II	19	SAI dated April 11, 2019

Investments which are unable to be valued in accordance with the foregoing methodologies are valued at fair value using methods determined in good faith by or at the direction of the members of the Board. Such methods may include consideration of relevant factors, including but not limited to (i) the type of security, the existence of any contractual restrictions on the security’s disposition, (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, (iii) quotations or relevant information obtained from broker-dealers or other market participants, (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (v) an analysis of the company’s or entity’s financial condition, (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (vii) an analysis of the terms of any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser. The portfolio managers of one Eaton Vance fund that invests in Senior and Junior Loans may not possess the same information about a Senior or Junior Loan as the portfolio managers of another Eaton Vance fund. As such, at times the fair value of a Loan determined by certain Eaton Vance portfolio managers may vary from the fair value of the same Loan determined by other portfolio managers.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by the investment adviser. The Fund is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services, responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the amount of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for the Fund and is otherwise in compliance with applicable law. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Fixed-income transactions may also be transacted directly with the issuer of the obligations. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

EatonVance Enhanced Equity Income Fund II	20	SAI dated April 11, 2019

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by applicable law. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients. The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted under applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs. The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

Fund trades executed by an affiliate of the investment adviser licensed in the United Kingdom may implicate laws of the United Kingdom, including rules of the UK Financial Conduct Authority, which govern client trading commissions and Research Services (“UK Law”). Broadly speaking, under UK Law the investment adviser may not accept any good or service when executing an order unless that good or service either is directly related to the execution of trades on behalf of its clients/customers or amounts to the provision of substantive research (as defined under UK Law). These requirements may also apply with respect to orders in connection with which the investment adviser receives goods and services under a CCA or other bundled brokerage arrangement. Fund trades may also implicate UK Law requiring the investment adviser to direct any research portion of a brokerage commission to an account controlled by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

EatonVance Enhanced Equity Income Fund II	21	SAI dated April 11, 2019

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the fiscal years ended December 31, 2018, 2017, and 2016, as well as the amount of portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith.

Fiscal Year End	Brokerage Commission Paid	Amount of Transactions Directed to Firms Providing Research	Commissions Paid on Transactions Directed to Firms Providing Research
December 31, 2018	$719,848	$730,110,600	$683,530
December 31, 2017	$589,138	$752,142,810	$572,330
December 31, 2016	$509,880	$810,963,910	$465,409

As of December 31, 2018, the Fund held securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act, and the value of such securities as of the Fund’s fiscal year end was as follows:

Regular Broker or Dealer	Aggregate Value
JP Morgan Chase & Co.	$12,529,625

TAXES

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)       derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined below);

(b)       distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year; and

EatonVance Enhanced Equity Income Fund II	22	SAI dated April 11, 2019

(c)       diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock (or options or futures with respect to stock of securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain requirements with respect to the type of income it produces. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. If the Fund invests in publicly traded partnerships, it might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the Fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC income distribution requirements and would be taken into account for purposes of the 4% excise tax described below.

As a result of qualifying as a RIC, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its net investment income and 90% of its net exempt interest income for such taxable year.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if: (i) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the Fund reports the failure; and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the Fund reports the failure and pays an excise tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For United States federal income tax purposes, distributions paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (20%, or 15%

EatonVance Enhanced Equity Income Fund II	23	SAI dated April 11, 2019

or 0% for individuals at certain income levels). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of being able to deduct investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income.

Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

For federal income tax purposes, net capital losses incurred by the Fund in a particular taxable year can be carried forward to offset net capital gains in any subsequent year until such loss carryforwards have been fully used, and such capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and would not be distributed as such to shareholders.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

EatonVance Enhanced Equity Income Fund II	24	SAI dated April 11, 2019

Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to a dividend reinvestment plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and will have a cost basis in the Common Shares received equal to such amount. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.

The taxation of equity options that the Fund expects to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

The Fund’s investment in zero coupon, payment in kind and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

EatonVance Enhanced Equity Income Fund II	25	SAI dated April 11, 2019

In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain.

Further, the Fund’s transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (the “Service”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

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The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax -- even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,”’ in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 24%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the Service.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemptions from this withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by the Fund with respect to its qualified net interest income or qualified short-term gain. Unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, backup withholding will apply to certain other payments from the Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

Under recent legislation known as FATCA, beginning in 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with either the Service or a governmental authority in its own country, as applicable, to collect and provide substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above), dividends, and the gross proceeds of a disposition of stock (including a liquidating distribution from a corporation) or debt instruments, in each case with respect to any U.S. investment. The withholding tax regime went into effect on July 1, 2014 with respect to U.S.-source income, and it is scheduled to begin in 2019 with respect to U.S.-source investment sale proceeds, however recently proposed regulations from the U.S. Treasury

EatonVance Enhanced Equity Income Fund II	27	SAI dated April 11, 2019

Department indicate an intent to eliminate the requirement under FATCA of withholding on gross proceeds and to defer withholding on certain other types of withholdable payments. The U.S. Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. A specified United States person is essentially any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, real estate investment trusts, RICs, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States person owning a greater than 10% interest. Non-U.S. investors should consult their own tax advisers regarding the impact of this recent legislation on their investment in the Fund.

If a shareholder realizes a loss on disposition of the Fund’s shares in any single tax year of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder or, in any combination of tax years, $4 million or more for an individual shareholder or $20 million or more for a corporate shareholder, the shareholder must file with the Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. shareholder and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, in coordination with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares.

The Fund’s Prospectus, any related Prospectus Supplement and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

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Custodian

State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, independent registered public accounting firm, audits the Fund’s financial statements and provides other audit, tax and related services.

FINANCIAL STATEMENTS

The audited financial statements and the report of the independent registered public accounting firm of the Fund, for the fiscal year ended December 31, 2018, are incorporated herein by reference from the Fund’s most recent Annual Report to Common Shareholders filed with the SEC (Accession No. 0001193125-19-053799) on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

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APPENDIX A

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.

GLOBAL LONG-TERM RATINGS SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

GLOBAL SHORT-TERM RATING SCALE

Moody’s short term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like instruments. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

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US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term rating and demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P GLOBAL RATINGS (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

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Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the financial obligation and the promise that it is imputed; and

• Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

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NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

ISSUER CREDIT RATINGS DEFINITIONS

S&P’s issuer credit rating is a forward-looking opinion about an obligor's overall creditworthiness. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

Counterparty credit ratings, corporate credit ratings and sovereign credit ratings are all forms of issuer credit ratings.

Issuer credit ratings can be either long-term or short-term.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

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B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable. The 'CC' rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.

R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated 'SD' (selective default) or 'D' is in default on one or more of its financial obligations including rated and unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms. An obligor is considered in default unless S&P believes that such payments will be made within five business days of the due date in the absence of a stated grace period, or within the earlier of the stated grace period or 30 calendar days. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor's rating is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: An issuer designated as NR is not rated.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: An obligor rated 'C' is currently vulnerable to nonpayment that would result in a 'SD' or 'D' issuer rating, and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated), excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms, when it came due. An obligor is considered in default unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor's rating is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: An issuer designated as NR is not rated.

EatonVance Enhanced Equity Income Fund II	34	SAI dated April 11, 2019

MUNICIPAL SHORT-TERM NOTE RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note ratings reflects S&P opinions about the liquidity factors and market access risks unique to notes.

Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exist that supports the servicing of financial commitments.

B: Highly speculative. B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

• The issuer had entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

• The formal announcement by the issuer or their agent of distressed debt exchange;

• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

EatonVance Enhanced Equity Income Fund II	35	SAI dated April 11, 2019

RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

• An uncured payment default on a bond, loan or other material financial obligation, but

• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

• Has not otherwise ceased operating.

This would include:

• The selective payment default on specific class or currency of debt;

• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

• The extension of multiple waivers of forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

• Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

• In all cases, the assignment of default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Short-Term Credit Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

EatonVance Enhanced Equity Income Fund II	36	SAI dated April 11, 2019

S&P Insurer Financial Strength Ratings

An S&P insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.

Insurer financial strength ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Long-Term Insurer Financial Strength Ratings

Category Definition

AAA

An insurer rated 'AAA' has extremely strong financial security characteristics. 'AAA' is the highest insurer financial strength rating assigned by S&P.

AA

An insurer rated 'AA' has very strong financial security characteristics, differing only slightly from those rated higher.

A

An insurer rated 'A' has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB

An insurer rated 'BBB' has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

BB; CCC; and CC

An insurer rated 'BB' or lower is regarded as having vulnerable characteristics that may outweigh its strengths. 'BB' indicates the least degree of vulnerability within the range; 'CC' the highest.

BB

An insurer rated 'BB' has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B

An insurer rated 'B' has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC

An insurer rated 'CCC' has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC

An insurer rated 'CC' has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

R

An insurer rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

EatonVance Enhanced Equity Income Fund II	37	SAI dated April 11, 2019

SD or D

An insurer rated 'SD' (selective default) or 'D' is in default on one or more of its insurance policy obligations but is not under regulatory supervision that would involve a rating of 'R'. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms. An 'SD' rating is assigned when S&P believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. A selective default includes the completion of a distressed exchange offer. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

NR

An insurer designated 'NR' is not rated.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Insurer Financial Strength Rating

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company's policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency's assessments of the sufficiency of an insurance company's assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating does not address the quality of an insurer's claims handling services or the relative value of products sold.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between 'B' and 'C' on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer's International Long-Term IFS Ratings.

EatonVance Enhanced Equity Income Fund II	38	SAI dated April 11, 2019

APPENDIX B

Eaton Vance Funds

Proxy Voting Policy and Procedures

I.   Overview

The Boards of Trustees (the “Board”) of the Eaton Vance Funds1 have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy:

•	“Fund” means each registered investment company sponsored by the Eaton Vance organization; and
•	“Adviser” means the adviser or sub-adviser responsible for the day-to-day management of all or a portion of the Fund’s assets.

II.   Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy. In this connection, the Adviser is required to provide the Board with a copy of its proxy voting policies and procedures (“Adviser Procedures”) and all Fund proxies will be voted in accordance with the Adviser Procedures, provided that in the event a material conflict of interest arises with respect to a proxy to be voted for the Fund (as described in Section IV below) the Adviser shall follow the process for voting such proxy as described in Section IV below.

The Adviser is required to report any material change to the Adviser Procedures to the Board in the manner set forth in Section V below. In addition, the Board will review the Adviser Procedures annually.

III.   Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year. On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•	The Adviser is required to record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages. Such data shall be transmitted to Eaton Vance Management, which acts as administrator to the Fund (the “Administrator”) or the third party service provider designated by the Administrator; and
•	the Administrator is required to file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (“Commission”) as required by the 1940 Act. The Administrator may delegate the filing to a third party service party provided each such filing is reviewed and approved by the Administrator.

IV.   Conflicts of Interest

The Board expects the Adviser, as a fiduciary to the Fund it manages, to put the interests of the Fund and its shareholders above those of the Adviser. When required to vote a proxy for the Fund, the Adviser may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser.2 In the event such a material conflict of interest arises, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board, or any committee, sub-committee or group of Independent Trustees identified by the Board (as long as such committee, sub-committee or group contains at least two or more Independent Trustees) (the “Board Members”), concerning the material conflict.3 For ease of communicating with the Board Members, the Adviser is required to provide the foregoing notice to the Fund’s Chief Legal Officer who will then notify and facilitate a consultation with the Board Members.

Once the Board Members have been notified of the material conflict:

•	They shall convene a meeting to review and consider all relevant materials related to the proxies involved. This meeting shall be convened within 3 business days, provided that it an effort will be made to convene the meeting sooner if the proxy must be voted in less than 3 business days;
•	In considering such proxies, the Adviser shall make available all materials requested by the Board Members and make reasonably available appropriate personnel to discuss the matter upon request.
•	The Board Members will then instruct the Adviser on the appropriate course of action with respect to the proxy at issue.
EatonVance Enhanced Equity Income Fund II	39	SAI dated April 11, 2019

If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, the Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Board as soon as practicable and to the Board at its next meeting. Any determination regarding the voting of proxies of the Fund that is made by the Board Members shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.    Reports and Review

The Administrator shall make copies of each Form N-PX filed on behalf of the Fund available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the Fund) shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

The Adviser shall report any material changes to the Adviser Procedures to the Board as soon as practicable and the Boards will review the Adviser Procedures annually.

The Adviser also shall report any changes to the Adviser Procedures to the Fund Chief Legal Officer prior to implementing such changes in order to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures.

To the extent requested by the Commission, the Policy and the Adviser Procedures shall be appended to the Fund’s statement of additional information included in its registration statement.

_____________________
[1]	The Eaton Vance Funds may be organized as trusts or corporations. For ease of reference, the Funds may be referred to herein as Trusts and the Funds’ Board of Trustees or Board of Directors may be referred to collectively herein as the Board.
[2]	An Adviser is expected to maintain a process for identifying a potential material conflict of interest. As an example only, such potential conflicts may arise when the issuer is a client of the Adviser and generates a significant amount of fees to the Adviser or the issuer is a distributor of the Adviser’s products.
[3]	If a material conflict of interest exists with respect to a particular proxy and the proxy voting procedures of the relevant Adviser require that proxies are to be voted in accordance with the recommendation of a third party proxy voting vendor, the requirements of this Section IV shall only apply if the Adviser intends to vote such proxy in a manner inconsistent with such third party recommendation.
EatonVance Enhanced Equity Income Fund II	40	SAI dated April 11, 2019

EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

EATON VANCE INVESTMENT COUNSEL

EATON VANCE TRUST COMPANY

EATON VANCE MANAGEMENT (INTERNATIONAL) LIMITED

EATON VANCE ADVISERS INTERNATIONAL LTD.

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research, Eaton Vance Investment Counsel, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd. and Eaton Vance Trust Company (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients. The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Where applicable, proxies will be voted in accordance with client-specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures. Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator and/or her designee coordinate the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures. In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group. The Proxy Administrator also may designate another employee to perform certain of the Proxy Administrator’s duties hereunder, subject to the oversight of the Proxy Administrator.

B. Agent

The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall vote and/or refer all proxies in accordance with the Guidelines. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

EatonVance Enhanced Equity Income Fund II	41	SAI dated April 11, 2019

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014). Such oversight currently may include one or more of the following:

•	periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);
•	periodic review of a sample of ballots for accuracy and correct application of the Guidelines;
•	periodic meetings with Agent’s client services team;
•	periodic in-person and/or web-based due diligence meetings;
•	receipt and review of annual certifications received from the Agent; and/or
•	annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests.

C. Global Proxy Group

The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually. The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance Advisers International Ltd. (“EVAIL”) and EVM’s Global Income Department. The Proxy Administrator is not a voting member of the Global Proxy Group. Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion. Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV. Proxy Voting

A. The Guidelines

The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”). The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted(1) or referred to the Adviser. The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights. In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the Advisers’ portfolio managers and analysts and/or other internally developed or third party research.

The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:

1. Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee for all proposals relating to Mergers and Corporate Restructurings.

2. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

3. Proposals Regarding Proxy Contests

The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee.

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4. Social and Environmental Issues

The Advisers will vote social and environmental proposals on a “case-by-case” basis taking into consideration industry best practices and existing management policies and practices.

Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders. In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.

B. Voting Procedures

Except as noted in Section V below, the Proxy Administrator and/or her designee shall instruct the Agent to vote proxies as follows:

1. Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2. Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator and/or her designee shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator and/or her designee will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter. Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients (including Funds).

3. Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator and/or her designee will provide the Global Proxy Group with the Agent’s recommendation for the Proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator and/or designee will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. Should the vote by the Global Proxy Group concerning one or more recommendations result in a tie, EVM’s Chief Equity Investment Officer will determine the manner in which the proxy will be voted. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4. Do Not Cast a Vote

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); or (iii) in markets in which shareholders' rights are limited, and the Adviser is unable to timely access ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C. Securities on Loan

When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent. The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.

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V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;
•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
•	A record of each vote cast;
•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities. In addition, EVAIL shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•	Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
•	The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.
•	If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
•	If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed). If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
•	The client, in the case of an individual, corporate, institutional or benefit plan client;
•	In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or
EatonVance Enhanced Equity Income Fund II	44	SAI dated April 11, 2019

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Global Proxy Group.

(1)	The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.
EatonVance Enhanced Equity Income Fund II	45	SAI dated April 11, 2019

Eaton Vance Enhanced Equity Income Fund II

Statement of Additional Information

April 11, 2019

________________

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

EatonVance Enhanced Equity Income Fund II	46	SAI dated April 11, 2019